As filed with the Securities and Exchange Commission on December 9, 2008
Registration No. 333-155596

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pre-Effective
Amendment No. 1
to

Form S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ATLAS PIPELINE PARTNERS, L.P.*
ATLAS PIPELINE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware Delaware	1311 1311	23-3011077 20-3879234
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center One
1550 Coraopolis Heights
Moon Township, Pennsylvania 15108
(412) 262-2830
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

Matthew A. Jones
Atlas Pipeline Partners GP, LLC
Westpointe Corporate Center One
1550 Coraopolis Heights
Moon Township, Pennsylvania 15108
(412) 262-2830
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of communications to:

Lisa A. Ernst, Esq.
Ledgewood
1900 Market Street
Philadelphia, Pennsylvania 19103
(215) 731-9450

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

* Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
* See table of additional registrants.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

	State or Other		Address, Including Zip Code,
	Jurisdiction of	I.R.S. Employer	and Telephone Number, Including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Atlas Arkansas Pipeline, LLC	Oklahoma	20-3904426	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Chaney Dell, LLC	Delaware	42-1733101	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Midkiff, LLC	Delaware	42-1733099	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Pipeline New York, LLC	Pennsylvania	25-1850095	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Pipeline Ohio, LLC	Pennsylvania	25-1849435	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Pipeline Pennsylvania, LLC	Pennsylvania	25-1849453	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Pipeline Operating Partnership, L.P.	Delaware	23-3015646	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Pipeline Mid-Continent LLC	Delaware	37-1492980	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Elk City Oklahoma Pipeline, L.P.	Texas	20-2743211	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Elk City Oklahoma GP, LLC	Delaware	20-2654141	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Mid-Continent Arkansas Pipeline, LLC	Arkansas	42-1762231	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
NOARK Pipeline System, Limited Partnership	Arkansas	71-0710197	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
NOARK Energy Services, L.L.C.	Oklahoma	73-1551901	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830

	State or Other		Address, Including Zip Code,
	Jurisdiction of	I.R.S. Employer	and Telephone Number, Including
Exact Name of Registrant	Incorporation or	Identification	Area Code, of Registrant’s
as Specified in its Charter	Organization	Number	Principal Executive Offices

Ozark Gas Gathering, L.L.C.	Oklahoma	73-1551902	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Ozark Gas Transmission, L.L.C.	Oklahoma	73-1551903	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Saddleback Pipeline, LLC	Delaware	26-2877615	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Pipeline Tennessee, LLC	Pennsylvania	83-0504919	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
Atlas Pipeline McKean, LLC	Pennsylvania	61-1537050	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830
ECOP Gas Company, LLC	Delaware	26-2572166	Westpointe Corporate Center One 1550 Coraopolis Heights Moon Township, Pennsylvania 15108 (412) 262-2830

Explanatory Note

This Pre-Effective Amendment No. 1 to Form S-4 is being filed solely to include the Form T-1 Statement of Eligibility and Qualification as Exhibit 25.1 and to amend the Form of Letter of Transmittal as Exhibit 99.1.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.	Exhibits and Financial Statement Schedules.

(a) Exhibits:

Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated into this item.

(b) Financial Statement Schedules:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Moon Township, Pennsylvania, on December 9, 2008.

ATLAS PIPELINE PARTNERS, L.P.

By:	ATLAS PIPELINE PARTNERS GP, LLC, its General Partner

By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on December 9, 2008.

/s/ Matthew A. Jones Matthew A. Jones Chief Financial Officer and as Attorney-in-fact for:

Edward E. Cohen Chairman and Chief Executive Officer

Jonathan Z. Cohen Vice Chairman

Michael L. Staines President, Chief Operating Officer and Director

Sean McGrath Chief Accounting Officer

Tony C. Banks Director

Curtis D. Clifford Director

Gayle Jackson Director

Martin Rudolf Director

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Moon Township, Pennsylvania, on December 9, 2008.

ATLAS PIPELINE FINANCE CORPORATION

By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on December 9, 2008.

/s/ Matthew A. Jones Matthew A. Jones Chief Financial Officer (principal financial officer and principal accounting officer) and as Attorney-in-fact for:

Edward E. Cohen Chairman and Chief Executive Officer

Jonathan Z. Cohen Vice Chairman

Michael L. Staines President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Moon Township, Pennsylvania, on December 9, 2008.

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC its general partner

ATLAS PIPELINE NEW YORK, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE OHIO, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE TENNESSEE, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE PENNSYLVANIA, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE MCKEAN, LLC

By:	Atlas Pipeline Pennsylvania, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE MID-CONTINENT LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ELK CITY OKLAHOMA GP, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ELK CITY OKLAHOMA PIPELINE, L.P.

By:	Elk City Oklahoma GP, LLC its general partner

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ECOP GAS COMPANY, LLC

By:	Elk City Oklahoma Pipeline, L.P. its sole member

By:	Elk City Oklahoma GP, LLC its general partner

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS ARKANSAS PIPELINE, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

MID-CONTINENT ARKANSAS PIPELINE, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner
ATLAS MIDKIFF, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

SADDLEBACK PIPELINE, LLC

By: Atlas Pipeline Mid-Continent LLC,
its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS CHANEY DELL, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP

By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners

By:	Atlas Pipeline Mid-Continent LLC, their sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

OZARK GAS GATHERING, L.L.C.

By:	NOARK Pipeline System, Limited Partnership, its sole member

By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners

By:	Atlas Pipeline Mid-Continent LLC, their sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner
OZARK GAS TRANSMISSION, L.L.C.

By:	NOARK Pipeline System, Limited Partnership, its sole member

By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners

By:	Atlas Pipeline Mid-Continent LLC, their sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

NOARK ENERGY SERVICES, L.L.C.

By:	NOARK Pipeline System, Limited Partnership, its sole member

By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners

By:	Atlas Pipeline Mid-Continent LLC, their sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Matthew A. Jones
Name:     Matthew A. Jones

Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on December 9, 2008.

/s/ Matthew A. Jones Matthew A. Jones Chief Financial Officer and as Attorney-in-fact for:

Edward E. Cohen Chairman and Chief Executive Officer

Jonathan Z. Cohen Vice Chairman

Michael L. Staines President, Chief Operating Officer and Director

Sean McGrath Chief Accounting Officer

Tony C. Banks Director

Curtis D. Clifford Director

Gayle Jackson Director

Martin Rudolf Director

INDEX TO EXHIBITS

Exhibit
Number		Description

3.1		Certificate of Limited Partnership(1)
3	.2(a)	Second Amended and Restated Agreement of Limited Partnership(2)
3	.2(b)	Amendment No. 1 to Second Amendment and Restated Agreement of Limited Partnership(3)
3	.2(c)	Amendment No. 2 to Second Amendment and Restated Agreement of Limited Partnership(4)
3	.2(d)	Amendment No. 3 to Second Amendment and Restated Agreement of Limited Partnership(5)
3	.2(e)	Amendment No. 4 to Second Amendment and Restated Agreement of Limited Partnership(6)
3	.3(a)	Certificate of Designation of 6.5% Cumulative Convertible Preferred Units(7)
3	.3(b)	Amended and Restated Certificate of Designation(8)
4.1		Common unit certificate(1)
4	.2(a)	Indenture dated as of December 20, 2005 among Atlas Pipeline Partners, L.P., Atlas Pipeline Finance Corporation, as Issuers, the subsidiaries named therein, as Guarantors, and Wachovia Bank, National Association, as Trustee(9)
4	.2(b)	Supplemental Indenture dated as of May 12, 2006 among Atlas Pipeline Partners, L.P., Atlas Pipeline Finance Corporation, as Issuers, the subsidiaries named therein, as Guarantors, and Wachovia Bank National Association, as Trustee(10)
4.3		Indenture dated as of June 27, 2008 among Atlas Pipeline Partners, L.P., Atlas Pipeline Finance Corporation, as Issuers, the subsidiaries named therein, as Guarantors, and U.S. Bank, National Association, as Trustee(11)
4.4		Registration Rights Agreement dated June 27, 2008 by and among Atlas Pipeline Partners L.P., Atlas Pipeline Finance Corporation, the guarantors listed in Schedule 1 thereto, and the initial purchasers listed in Schedule II thereto(11)
4.5		Form of Exchange Note (attached as Exhibit A to the Indenture filed as Exhibit 4.3 hereto)*
5.1		Opinion of Ledgewood as to the legality of the securities being registered*
10	.1(a)	Revolving Credit and Term Loan Agreement dated July 27, 2007(4)
10	.1(b)	Amendment No. 1 and Agreement to Revolving Credit and Term Loan Agreement(6)
10.2		Increase Joinder dated June 27, 2008(12)
10.3		Common Unit Purchase Agreement among Atlas Pipeline Partners, L.P. and the purchasers named therein dated June 1, 2007(13)
10.4		Registration Rights Agreement dated July 27, 2007(4)
10.5		8 3/4% Senior Notes due 2018 Purchase Agreement dated June 24, 2008(11)
10.6		Common Unit Purchase Agreement dated June 17, 2008 by and among Atlas Pipeline Partners, L.P., Atlas Pipeline Holdings, L.P. and Atlas America, Inc.(14)
12.1		Calculation of ratios of earnings to fixed charges.*
23.1		Consent of Grant Thornton LLP*
23.2		Consent of KPMG LLP*
23.5		Consent of Ledgewood (contained in Exhibit 5.1 hereto).*
24.1		Power of Attorney (contained on signature pages hereto).*
25.1		Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture.
99.1		Form of Letter of Transmittal.
99.2		Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.*
99.3		Form of Letter to Clients.*

*	Previously filed

(1)	Previously filed as an exhibit to registration statement on Form S-1 on January 20, 2000.

(2)	Previously filed as an exhibit to registration statement on Form S-3 on April 2, 2004.

(3)	Previously filed as an exhibit to quarterly report on Form 10-Q for the quarter ended June 30, 2007.

(4)	Previously filed as an exhibit to current report on Form 8-K on July 30, 2007.

(5)	Previously filed as an exhibit to current report on Form 8-K on January 8, 2008.

(6)	Previously filed as an exhibit to current report on Form 8-K on June 16, 2008.

(7)	Previously filed as an exhibit to current report on Form 8-K on March 14, 2006.

(8)	Previously filed as an exhibit to current report on Form 8-K on April 19, 2007.

(9)	Previously filed as an exhibit to current report on Form 8-K on December 21, 2005.

(10)	Previously filed as an exhibit to registration statement on Form S-4, as amended, filed on July 16, 2007.

(11)	Previously filed as an exhibit to current report on Form 8-K on June 27, 2008.

(12)	Previously filed as an exhibit to current report on Form 8-K on July 3, 2008.

(13)	Previously filed as an exhibit to current report on Form 8-K on June 5, 2007.

(14)	Previously filed as an exhibit to current report on Form 8-K on June 23, 2008.